CUSTODIAN AGREEMENT


                           I. DESIGNATION OF CUSTODIAN

         ROCHESTER FUND MUNICIPALS (the "Fund"), an open-end management investment company organized as a Massachusetts business trust having an office at 350 Linden Oaks, Rochester, New York 14625, hereby designates Citibank, N.A. (the "Bank"), a National Banking Corporation incorporated under the laws of the United States of America and having an office at 399 Park Avenue, New York, NY 10043, as Custodian of the Property (as defined in Section III) of the Fund. By its acceptance, the Bank agrees to serve as such Custodian upon the terms and conditions set forth in this Agreement.

                            II. DELIVERY OF DOCUMENTS

         (a) Documents delivered. The Fund delivers to the Bank herewith the following documents:

                  (i) Resolutions authorizing the appointment of the Bank as the custodian of the Fund and the execution by the Fund of this Agreement;

                  (ii) copies, certified by the appropriate officer or officers, of the charter and the by-laws of the Fund; and

                  (iii) incumbency and signature certificates identifying and containing the signatures of the officers of the Fund and/or other signatories authorized to sign Instructions (as defined below) on behalf of the Fund, specifying the number of signatures required for Instructions and identifying the trustees and the other officers, if any, of the Fund.

         (b) Changes. In case of any change or changes affecting any of the documents described in this Section II, the Fund shall deliver new documents to the Bank, to the extent necessary to reflect such change or changes. Unless and until such new documents are delivered and an authorized signatory of the Bank has issued a receipt for the delivery thereof, the Bank shall be under no obligation to act (or omit to act), in accordance with any such

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change, nor shall the Bank be liable for failure so to act (or omit to act), but the Bank shall act in accordance with the documents which such new documents are to replace.

         (c) Additional information. The Fund shall furnish to the Bank any additional information and documentation relating to the Fund and the Fund's management company (if any) which the Bank may reasonably request.

         (d) "Resolutions" defined. The term "Resolutions," as used in this Agreement, means (i) if the trustees of the Fund are authorized to transact business of the Fund by signing an instrument setting forth such business, resolutions signed by the number of trustees of the Fund so authorized and (ii) in all other cases, copies of resolutions of the trustees of the Fund, certified by the appropriate officer or officers of the Fund.

         (e) "Depository" defined. The term "Depository" as used in this Agreement means any "system" or "person" contemplated by Section 17 (f) of the Investment Company Act of 1940 in which the Bank may, under that Section and any rules, regulations or orders thereunder, deposit all or part of the Fund's securities with the consent of the Fund, and to which the Fund has consented.

         (f) "Receipt" of payment defined. Whenever this Agreement contemplates receipt of payment by the Bank, such receipt shall mean receipt by the Bank of
(i) cash or check of a national securities exchange certified or issued by a bank (which term, as used in this Agreement, shall include a trust company and a Federal Reserve Bank), or a Depository; or (ii) written or telegraphic advice from a bank, registered clearing agency or a Depository that funds have or will be credited to the account of the Fund or the Bank at one or more of the foregoing; or (iii) a bank wire from a correspondent bank of the Bank; or (iv) payment other than the foregoing, if specified in Instructions relating to the transaction in question.

                                III. THE PROPERTY

         (a) Property delivered. The Fund shall deliver the Property, or cause the Property to be delivered, to the Bank or a Depository, subject to the provisions of this Agreement. Upon delivery, the securities at the time included in the Property, unless held by a Depository, shall be in bearer form or shall be registered in the name of a nominee of the Bank (with or without indication of

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fiduciary status) or shall be properly endorsed and in form for transfer satisfactory to the Bank.

         (b) "Property" defined. The term "Property," as used in the Agreement, means:

                  (i) any and all securities and other property which the Fund may from time to time deposit, or cause to be deposited, with the Bank or a Depository,

                  (ii) all income, including option premiums, in respect of any of such securities or other property,

                  (iii) all proceeds of the sale of any such securities or other property,

                  (iv) all proceeds of the sale of securities issued by the Fund, which are received by the Bank from time to time from the Fund or its transfer agent, and

                  (v) any stocks, shares, bonds, financial futures contracts, indexes, debentures, notes, mortgages and other obligations, and any certificates, receipts, warrants or other financial instruments representing absolute or conditional rights or options to receive, purchase, subscribe for or sell the same or evidencing or representing any other rights or interests therein, or any other property or assets, irrespective of their form, the name by which they may be described, whether considered as securities or commodities, or the character or form of the entities by which they are issued or created.

         (c) Holding of Securities. The Bank shall hold in a separate account, and physically segregate at all times from those of any other persons, firms or corporations, pursuant to the provisions hereof, all securities which are part of the Property, other than those held by a Depository. All such securities are to be held or disposed of by the Bank, or by a Depository, subject at all times to Instructions pursuant to the terms of this Agreement. The Bank shall have no power or authority to (or to cause a Depository to) assign, hypothecate, pledge, or otherwise dispose of any such securities except pursuant to Instructions and only for the account of the Fund, as set forth in Section VI of this Agreement.

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                  The Bank will, upon receipt of proper Instructions,  segregate cash and/or securities of the Fund into escrow accounts in the name of a designated broker or exchange clearing organization which is a party with the Fund to an agreement relating to the financial futures contracts described in paragraph (b) of this Section III. The Bank will confirm the terms of such escrow to the broker or clearing organization and provide a copy of such confirmation to the Fund. The Bank will not, however, make any payment or transfer from any such escrow account except to the named broker or clearing organization upon receipt of written notice by such broker or clearing organization representing that the Fund is in default of a specified obligation for which the escrow was established and setting forth the amount represented to be due by the Fund to such broker or clearing organization.

                         IV. REGISTRATION OF SECURITIES:

             COMMERCIAL ACCOUNTS; OVERDRAFTS; RECEIPT OF SECURITIES

         (a) Registration of securities. The securities included in the Property shall, unless held by a Depository, be held in bearer form or in the name of one or more nominees of the Bank.

         (b) Commercial accounts. The Bank shall open and maintain a commercial account or accounts in the name of the Fund, subject only to the Bank's draft or order after receipt of Instructions, and the Bank shall deposit in such account or accounts all cash constituting, or which is to become, part of the Property. The Bank shall make payments of cash to or for the account, of the Fund from such cash accounts only pursuant to Section VI of this Agreement or as otherwise specifically provided in this Agreement.

         (c) Overdrafts. At the sole discretion of the Bank, the Bank will permit the incurrence of cash overdrafts in any account of the Fund with the Bank (i) in aid of the timely and orderly clearance of securities transactions in the course of the Fund's normal business, trading and investment operations or (ii) in connection with payments to Shareholders all or a portion of whose shares in the Fund have been or are being Redeemed, but only upon receipt by the Bank of Instructions to do so. The Bank shall not be obligated to incur or permit the incurrence of any such overdraft and the Bank shall not be liable to the Fund or any third party for any refusal, failure or neglect on the part of the Bank to incur or permit the incurrence of any such overdraft. As used in this Agreement, the terms "Redeem" and "Redemption" refer to

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redemptions,  purchases and other acquisitions by the Fund of shares in the Fund from Shareholders, and the term "Shareholder" means a shareholder or former shareholder of the Fund.

         (d) Payment of overdrafts; interest. The Fund shall pay to the Bank, and the Bank may deduct from the Property, the amount of each overdraft referred to in Section IV (c), together with interest thereon at such rate as the Bank may from time to time notify to the Fund (such rate not to exceed the rate at such time charged by the Bank to its prime commercial borrowers by more than 1-1/2 percentage points), upon the Bank's demand therefore.

         (e) "Receipt" of securities defined. Whenever this Agreement contemplates receipt of securities by the Bank, such receipt shall mean receipt by the Bank of (i) securities in bearer form or in form of transfer satisfactory to the Bank; or (ii) written or telegraphic advice from a Depository that securities have been credited to the account of the Fund or the Bank at the Depository; or (iii) written or telegraphic advice from any bank or responsible commercial agent doing business in the United States or any foreign country and designated by the Bank as its agent for this purpose that such securities have been deposited with it.

                                 V. INSTRUCTIONS

         (a) "Instructions" defined. As used in this Agreement, the term "Instructions" means instructions, with respect to any specified transaction (except as otherwise indicated in this Agreement), in writing or by telecopier, tested telegram, cable or Telex or by facsimile sending device, signed in the name of the Fund by the requisite number of Fund officers or authorized signatories of the Fund as the Board of Trustees or executive committee of the Fund has authorized to give the particular class of Instructions in question. Different persons may be authorized to give Instructions for different purposes. Instructions may be general or specific in terms.

         (b) Instructions consistent with charter, etc. Although the Bank may take cognizance of the provisions of the charter and by-laws of the Fund as from time to time amended, the Bank may assume that any Instructions received hereunder are not in any way inconsistent with any provision of such charter or by-laws or any vote, resolution or proceeding of the shareholders or the trustees, or of any committee of either thereof, of the Fund.


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         (c)  Authority of Fund's  signatories.  The  incumbency  and  signature certificates  most  recently  delivered  to the Bank  pursuant to Section II (a)
(iii) shall constitute evidence of the authority of the signatories designated therein to act on behalf of the Fund.

                     VI. TRANSACTIONS REQUIRING INSTRUCTIONS

         (a) Payments of cash. The Bank shall make payments of cash to or for the account of the Fund only as follows or as otherwise specifically provided in this Agreement:

                  (i) upon receipt of Instructions to do so, the Bank shall make payment for and receive all securities purchased for the account of the Fund (insofar as cash is available, or insofar as the Bank is willing to permit an overdraft or overdrafts in the Fund's account or accounts with the Bank, for such purpose), payment to be made only upon receipt of the securities, provided that, if any
                                                        --------
                             such securities (or any securities to be received free for the Fund's account) are not received by the Bank on or before the thirtieth day following the date of the Bank's receipt of the Instructions to receive such securities, the Bank may, but need not, consider such Instructions cancelled unless and until the Bank received further Instructions reinstating such original Instructions;

                  (ii) upon receipt of Instructions to do so, the Bank shall make payment to a bank of principal of or interest on bank loans made to the Fund;

                  (iii) upon receipt of Instructions to do so, the Bank shall make payments for the Redemption of shares of the Fund (subject to the provisions of Section VIII
                             (a) of this Agreement);

                  (iv) upon receipt of Instructions to do so, the Bank shall make payments for the payment of dividends, taxes, management or supervisory fees or operating expenses (including, without limitation thereto, fees for legal, accounting and auditing services);

                  (v) upon receipt of Instructions to do so, the Bank shall make payments in connection with conversion,

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                             exchange or surrender of securities owned or
                             subscribed to by the Fund held by or to be received by the Bank;

                  (vi) upon receipt of Instructions to do so, the Bank will make payments pursuant to a specified agreement for loaning the Fund's securities (which Instructions shall identify the loan agreement under which the payment is to be made, the date of payment, the name of the borrower and the securities to be received, if any in exchange for the payment); and

                  (vii) upon receipt of Instructions to do so, the Bank shall make payment for other proper corporate purposes, but only on receipt of a Resolution certified as set forth in the definition of that term and countersigned by another officer of the Fund specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom such payment is to be made.

         (b) Transfer, Exchange or Delivery of Securities. The Bank shall transfer, exchange or deliver securities which are part of the Property only as follows: upon receipt of Instructions to do so, the Bank shall deliver (or cause a Depository to deliver) securities against such payment or other consideration or written receipt therefor as shall be specified in such Instructions, in the following cases: (i) upon sales of such securities for the account of the Fund and receipt by the Bank of payment therefor; (ii) for examination by a broker selling for the account of the Fund in accordance with street delivery custom;
(iii) for payment when such Property has been called, redeemed or retired, or has otherwise become payable at the option of the holder thereof; (iv) in exchange for, or for conversion into, other securities and/or cash pursuant to any plan of merger, consolidation or reorganization, recapitalization, readjustment or other rearrangement of the issuer; (v) for deposit with a reorganization committee or protective committee pursuant to a deposit agreement; (vi) for conversion into or exchange for other securities, or into or for other securities and cash, in accordance with any conversion or exchange right or option relating thereto; (vii) in the case of warrants, rights or other similar securities, upon the exercise

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thereof;  (viii) in the case of interim receipts or temporary  securities,  upon the surrender thereof for definitive securities; (ix) upon the exercise of a call written by the Fund for which the Bank (or a Depository) has written an escrow receipt (which term, as used in this Agreement, shall include an option guarantee letter), subject to the provisions of Section VI(e); (x) for the deposit of securities in a Depository; (xi) for the purpose of Redemption in kind of shares of the Fund (subject to Section VIII(a) of this Agreement); (xii) for the purpose of loaning securities against receipt by the Bank of collateral therefor (the Instructions as to which shall specify the securities to be delivered, the loan agreement under which the delivery is to be made, the date of delivery, the name of the borrower and the amount of collateral to be received in connection therewith); and (xiii) for other proper corporate purposes. The Bank shall make a delivery described in Section VI(c)(xiii) only on receipt of a Resolution certified as set forth in the definition of that term and countersigned by another officer of the Fund specifying the securities, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose and naming the person or persons to whom said delivery is to be made.

         (c) Exercise of rights, etc. The Bank shall deal with rights, warrants and similar securities received by it hereunder only in the manner and to the extent ordered by Instructions received by the Bank.

         (d) Voting. Neither the Bank nor its nominees shall vote any of the securities included in the Property or authorize the voting of any such securities or give any consent, approval or waiver with respect thereto, except as directed by Instructions received by the Bank. The Bank shall promptly deliver, or cause to be executed and delivered, to the Fund all notices, proxies and proxy soliciting materials with relation to such securities, such proxies to be executed by the registered holder of such securities (if registered otherwise than in the name of the Fund) but without indicating the manner in which such proxies are to be voted.

         (e)  Escrow   receipts.   In  accordance   with  mutually   agreed-upon
arrangements and upon receipt of Instructions to do so, the Bank will execute, or cause a Depository to execute, an escrow receipt relating to a call written by the Fund upon receipt of payment for the premium therefor. Such Instructions shall contain all information necessary for the issuance of such receipts and will

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authorize  the  deposit of the  securities  named in such  Instructions  into an escrow account of the Fund. Securities so deposited into an escrow account will be held by the Bank or Depository subject to the terms of such escrow receipt. However, the Bank agrees that it will not deliver, or cause a Depository to deliver, any securities deposited in an escrow account pursuant to an exercise notice unless the Bank has received Instructions to do so or (i) the Bank has duly requested the issuance of such Instructions, (ii) at least two business days have elapsed since the receipt of such request by the Fund, and (iii) the Fund has not advised the Bank by Instructions that it has purchased securities that are to be delivered by the Bank or a Depository pursuant to the exercise notice. The Fund agrees that it will not issue any Instructions to the Bank with respect to the Property which shall conflict with the terms of any escrow receipt executed by the Bank or any Depository in relation to the Fund and which is then in effect. The parties understand that the Fund may write calls on securities ("underlying securities") which are not part of the Property and issue Instructions to the Bank to execute, or cause a Depository to execute, an escrow receipt on securities ("convertible securities") which are, or are to be, part of the Property and are convertible into the underlying securities. In such event, the Fund agrees that (i) any Instructions by it as to the execution of the escrow receipt will relate only to such convertible securities, and (ii) any Instructions by it as to the delivery of securities relating to such call will relate only to such convertible securities without responsibility on the part of the Bank to effect any conversion thereof.

                  VII. TRANSACTIONS NOT REQUIRING INSTRUCTIONS

         (a) Collection of income and other payments. In the absence of contrary instructions, the Bank shall:

                  (i) collect and receive, for the account of the Fund, all income and other payments and distributions, including (without limitation) stock dividends, rights, warrants and similar items, included or to be included in the Property, and promptly advise the Fund of such receipt;

                  (ii) take any action which may be necessary and proper in connection with the collection and receipt of such income and other payments and distributions, including (without limitation) the execution of

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                             ownership   and   exemption    certificates,    the
                             presentation of coupons and other interest items, the presentation for payment of securities which have become payable as a result of their being called, redeemed or retired, or otherwise becoming payable, otherwise than at the option of the holder thereof, and the endorsement for collection of checks, drafts and other negotiable instruments; and

                  (iii) receive and hold for the account of the Fund all securities received as a distribution on securities held by the Fund as a result of a stock dividend, share split-up or reorganization, recapitalization, readjustment or other rearrangement or distribution of rights or similar securities issued with respect to any securities of the Fund held by the Bank hereunder, provided
                                                                     ---------
                             that the Bank shall not be required to transact any item of business referred to in this Section VII(a) with respect to a security which is not covered by a published securities manual reasonably available to the Custodian Services Department of the Bank (or the successor to such Department in the event of any administrative rearrangement of the Bank) unless and until such Custodian Services Department (or its successor) has received a notice specifying (x) the item of business in question and (y) such additional information as will permit the Bank to transact such item of business properly and without unreasonable inconvenience to such Custodian Services Department (or its successor).

         (b) Cash disbursements. In the absence of contrary Instructions, the Bank may make cash disbursements for minor expenses in handling securities and for similar items in connection with the Bank's duties under this Agreement. The Bank shall promptly advise the Fund of disbursements so made.

         (c) Delivery of information and documents. The Bank shall promptly deliver to the Fund all information and documents received by the Bank and relating to the Property including (without limitation) pendency of calls and maturities of securities and expiration of rights in connection therewith received by the Bank

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from issuers of  securities  being held for the Fund.  With respect to tender or exchange offers, the Bank shall transmit promptly to the Fund all written information received from issuers of the securities whose tender or exchange is being sought and from the party (or his agents) making the tender or exchange offer.

                VIII TRANSACTIONS REQUIRING SPECIAL INSTRUCTIONS

         (a) Redemptions. Upon receipt of Instructions to do so, the Bank shall deliver Property in connection with Redemptions (insofar as monies or, in a case referred to in clause (iii) below, other Property is available, or insofar as the Bank is willing to permit an overdraft or overdrafts in the Fund's account or accounts with the Bank for such purpose), provided that the Instructions covering each Redemption shall contain (i) the number of shares Redeemed, (ii) the net asset value (determined pursuant to the regulations of the Fund, as from time to time amended, which govern determination of net asset value) of such shares on the effective date of such Redemption and (iii) specification of any Property other than cash which the Bank is to deliver pursuant thereto.

         (b) Extraordinary transactions. In the case of any of the following transactions, not in the ordinary course of the business of the Fund:

                  (i) the merger or consolidation of the Fund and another investment company,

                  (ii) the sale by the Fund of all or substantially all of its assets, or

                  (iii) liquidation of the Fund or dissolution of the Fund and distribution of its assets,

the Bank shall deliver Property only upon receipt of Instructions and advice of counsel satisfactory to the Bank (who may be counsel for the Fund, at the option of the Bank) to the effect that all necessary corporate action therefor has been taken, or will be taken concurrently with the Bank's action.

                           IX. RIGHT TO RECEIVE ADVICE

         (a) Advice of Fund. If the Bank shall be in doubt as to any action to be taken or omitted by it, it may request, and shall receive, from the Fund directions or advice, including Instructions

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where appropriate.

         (b) Advice of counsel. If the Bank shall be in doubt as to any questions of law involved in any action to be taken or omitted by the Bank, it may request advice from counsel of its own choosing (who may be counsel for the Fund, at the option of the Bank).

         (c) Conflicting advice. In case of conflict between directions, advice or Instructions received by the Bank pursuant to Section IX(a) and advice received by the Bank pursuant to Section IX(b), the Bank shall be entitled to rely on and follow the advice received pursuant to Section IX(b) alone.

         (d) Absolute protection to Bank. The Bank shall be absolutely protected in any action or inaction which it takes in reliance on any directions, advice or Instructions received pursuant to Section IX(a) or (b) or which the Bank, after receipt of any such directions, advice or Instructions, in good faith believes to be consistent with such directions, advice or Instructions, as the case may be. However, nothing in this Section IX shall be construed as imposing upon the Bank any obligation (i) to seek such directions, advice or Instructions, or (ii) to act in accordance with such directions or advice when received, unless, under the terms of another provision of this Agreement, the same is a condition to the Bank's properly taking or omitting to take such action.

                                  X. STATEMENTS

         The Bank shall render to the Fund statements of the transactions in the accounts of the Fund at the following times: the Bank shall furnish the Fund both on a daily and a monthly basis with a statement summarizing all transactions and entries for the account of the Fund. The Bank shall furnish the Fund at the end of every month with a list of the portfolio securities held by it or a Depository as custodian for the Fund, adjusted for all commitments confirmed by the Fund as of such time, certified by a duly authorized officer of the Bank. The books and records of the Bank pertaining to its actions under this Agreement shall be open to inspection and audit at all times by officers of the Fund, its auditors and officers of its investment adviser.

                                                 XI. COMPENSATION

         (a)      Ordinary services.  The Fund shall pay to the Bank, and

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the Bank may deduct from the  Property,  for its services  under this  Agreement
(other than the services referred to in Section XI(c)) compensation based on a schedule of charges to be agreed from time to time.

         (b) Expenses. The Fund shall reimburse the Bank for all expenses, taxes and other charges (including, without limitation, interest and other items charged by brokers in respect of debit balances and delayed deliveries) paid by the Bank with respect to the property of the Fund, or incurred by the Bank on behalf of the Fund in the performance of the Bank's duties hereunder, provided that the Bank shall be entitled to reimbursement with respect to the fees and disbursements of counsel only (i) as set forth in Sections XI(c) and XII or (ii) when the Fund breaches or threatens to breach, or the Fund's management company (if any) threatens to cause a breach, of this Agreement or when it would reasonably appear to a man untrained in the law that such a breach exists or is threatened, to the extent that the fees and disbursements of such counsel relate to such actual or apparent breach or threatened breach. If the Bank submits to the Fund a bill for such reimbursement and the Fund does not, within 15 days after such submission, notify the Bank that the bill is disapproved and make a reasonable counter-offer in writing, the bill shall be deemed approved and the Bank may deduct such reimbursement from the Property.

         (c) Extraordinary services. The Fund shall pay to the Bank, and the Bank may deduct from the Property, for its services as the Fund's agent in paying a Shareholder consideration, consisting wholly or partially of property other than cash, in connection with the Redemption of all or any part of such Shareholder's shares in the Fund compensation equal to 1/10 of 1% of the amount computed by subtracting from the aggregate Redemption price of such shares the cash, if any, paid to such Shareholder in respect of such Redemption. Without limiting the generality of the provisions of Section XI(b), the Fund shall reimburse to the Bank, and the Bank may deduct from the Property reimbursement for, the fees and disbursements of the Bank's counsel attributable to such counsel's services in respect of each such Redemption.

                              XII. INDEMNIFICATION

         The Fund, as sole owner of the Property, will indemnify the Bank and each of the Bank's nominees, and hold the Bank and such nominees harmless, and the Bank may deduct from the Property indemnification, against all costs, liabilities (including, without limitation, liabilities under the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 and any state and foreign securities and blue sky laws, all as from time to time amended) and expenses, including (without limitation) attorney's fees and disbursements, arising directly or indirectly (i) from the fact that securities included in the Property are registered in the name of any such nominee, or (ii) without limiting the generality of the foregoing clause
(i), from any action or thing which the Bank takes or does or omits to take or do, (A) at the request or on the directions or in reliance on the advice of the Fund, or of the Fund's management company (if any), or (B) upon Instructions, provided that neither the Bank nor any of its nominees shall be indemnified against any liability to the Fund or to its Shareholders (or any expense incident to such liability) arising out of (x) the Bank's or such nominee's own willful misfeasance, bad faith, negligence or reckless disregard of its duties under this Agreement or (y) the Bank's own negligent failure to perform its duties under Section VII(a)(ii).

                        XIII. RESPONSIBILITY: COLLECTIONS

         (a) Responsibility of Bank. The Bank shall be under no duty to take any action on behalf of the Fund except as specifically set forth herein or as may be specifically agreed to by the Bank in writing. In the performance of the Bank's duties hereunder, the Bank shall be obligated to exercise care and diligence, but the Bank shall not be liable for any act or omission which does not constitute gross negligence, willful misfeasance or bad faith on the part of the Bank or reckless disregard by the Bank of its duties under this Agreement, provided that the Bank shall be responsible for its own negligent failure to perform any of its duties under this Agreement. Without limiting the generality of the foregoing or of any other provisions of this Agreement, the Bank shall not be under any duty or obligation to inquire into and shall not be liable for or in respect of (i) the validity or invalidity or authority or lack thereof of any Instruction, notice or other instrument which conforms to the applicable requirements of this Agreement, if any, and which the Bank reasonably believes to be genuine, or (ii) the validity or invalidity of the issuance of any securities included or to be included in the Property, the legality or illegality of the purchase of such securities, or the propriety or impropriety of the amount paid therefor, or (iii) the legality or illegality of the sale (or exchange) of any Property or the propriety or impropriety of the amount for which such Property is sold (or exchanged), nor shall the Bank be under any duty or obligation to ascertain whether any property at any time delivered to or held by the Bank may properly be held by or for the Fund.

         (b) Collections. All collections of monies or other property in respect, or which are to become part, of the Property shall be at the sole risk of the Fund.

         (c) Depositories. In using the facilities of a Depository, the Bank undertakes to comply with the requirements of Rule 17f- 4(d) insofar as the same apply to a custodian, and shall be responsible for the prompt and effective enforcement of its rights against the Depository in respect of the property including the proper replacement of any certificated security which has been lost, destroyed, wrongfully taken, mislaid or erroneously delivered while in the custody of the Depository.

                                XIV. ADVERTISING

         No printed or other matter in any language which mentions the Bank's name other than in the context of the Bank's rights, powers or duties as the custodian of the Fund shall be issued by the Fund or on the Fund's behalf unless the Bank shall first have been given notice thereof.

             XV. EFFECTIVE DATE; TERMINATION; SUCCESSOR; DISSOLUTION

         (a) Effective date. This Agreement shall become effective as of the date entered in the final paragraph of this Agreement and shall continue in effect until terminated in the manner set forth below.

         (b) Termination. Either party to this Agreement may terminate this Agreement, without penalty, upon at least two weeks' prior written notice to the other. The effective date of such notice shall be specified in such notice, except that, at the option of the party receiving the notice of termination, the effective date of termination may be postponed, by notice (given prior to the effective date specified in the termination notice) to the other party, to a date not more than sixty days from the date of the notice of termination, provided that the Fund shall have no right so to postpone the effective date of termination if the Fund is at the time in default under the provisions of
Section XIV.

         (c) Successor custodian. The Bank shall, in the event of such termination, deliver the Property, or cause it to be delivered, to any new custodian which may be designated in Instructions received by the Bank.

         (d) Successor custodian not available. In the event that no new custodian can be found by the Fund at the time of termination of this Agreement, the Fund shall, before authorizing the delivery of the Property to anyone other than a successor custodian, submit to its shareholders the question of whether the Fund shall be liquidated or shall function without a custodian. The Bank shall, pending the finding of such a new custodian, the dissolution of the Fund or the decision of the Fund's shareholders that the Fund shall function without a custodian, continue to hold the Property in safekeeping subject to the terms of this Agreement, but the Bank will not carry out any transaction requiring Instructions, the Instructions with respect to which are received by the Bank subsequent to the effective date of the termination of this Agreement, or issue any advice provided for by Section VII or any statement provided for by Section X, provided that, upon its receipt of Instructions to do so, the Bank will deliver the Property to a new custodian (which shall be a person, firm or corporation having aggregate capital, surplus and undivided profits of at least $2,000,000 as shown by its last published report, and meeting such other requirements as may be imposed by applicable law), distribute the Property (after liquidating any part of the Property which does not consist of cash, if such Instructions so order) upon dissolution of the Fund or deliver the Property to any other person if the Fund's shareholders have decided that the Fund shall function without a custodian. The Bank shall not be liable to the Fund or any third party on account of any incidents or omissions occurring during such period of safekeeping except those arising through the Bank's own willful misconduct or negligence.

         (e) Dissolution; no successor custodian. Upon its receipt of Instructions to do so, the Bank shall distribute the Property (after liquidating any part of the Property which does not consist of cash, if such Instructions so order) upon dissolution of the Fund or deliver the Property to any person who is to take the place of the Fund's custodian if the Fund's shareholders have decided that the Fund shall function without a custodian, provided, in either case, that such Instructions shall be accompanied by a certified copy of the minutes of the meeting of the Fund's shareholders at which the same was approved.

                                  XVI. NOTICES

         All notices and other communications, including Instructions (collectively referred to as "Notices" in this Section XVI), hereunder shall be in writing or by tested telegram, cable or Telex. Notices shall be addressed (i) if to the Bank, at the Bank's address set forth at the head of this Agreement, marked for the attention of the Custodian Services Department (or its successor, referred to in Section VII(a)), (ii) if to the Fund, at the address of the Fund set forth at the head of this Agreement, or (iii) if to either of the foregoing, at such other address as shall have been notified to the sender of any such Notice or other communication. If the location of the sender of a Notice and the address of the addressee thereof are, at the time of sending, more than 100 miles apart, the Notice shall be sent by airmail, in which case it shall be deemed given three days after it is sent, or by tested telegram, cable or Telex, in which case it shall be deemed given immediately, and, if the location of the sender of a Notice and the address of the addressee thereof are, at time of sending, not more than 100 miles apart, the Notice may be sent by first-class mail, in which case it shall be deemed given two days after it is sent, or by messenger, in which case it shall be deemed given on the day it is delivered, or by tested telegram or Telex, in which case it shall be deemed given immediately, provided that the Bank shall in no event be liable in respect of any delay in its actual receipt of any Notice. All postage, cable, telegraph and Telex charges arising from the Sending of a Notice hereunder shall be paid by the sender.

                            XVII. DEPOSITORIES; ASTRA

         The Fund authorizes the Bank, for any securities held hereunder, to use the services of any United States central securities depository permitted to perform such services for registered investment companies and their custodians under Rule 17f-4 under the Act ("System"), the use of which is subject to the terms and conditions of this Section XVII.

         The terms of the use of any System under this Agreement shall be governed by the terms and conditions of Rule 17f-4 under the Investment Company Act of 1940, to which terms and conditions the parties hereto agree as if set forth in full in this Agreement. The parties also agree that such terms and conditions shall supersede any conflicting provisions of this Agreement. Nothing herein shall be deemed to require that the Custodian ascertain, as a condition to the use of any System, that any required action has been taken by the Board of Trustees of the Fund.

         If and to the extent that a System permits the withdrawal of a security from that System in certificate form and the Fund requires a certificate for making a loan or otherwise, the Bank shall take all necessary and appropriate action to obtain such certificate upon receipt of an officer's certificate requesting the same.

         The liability of the Bank to the Fund in connection with the use of any System shall be subject to the provisions of Section XIII of this Agreement.

         The Bank agrees that it will effectively enforce such rights as it may have against any System and will use its best efforts, and will enforce any such rights as it may have against any System, to require that such System shall take all appropriate and necessary steps to obtain replacement of any certificated security in such System which has been lost, apparently destroyed, wrongfully taken, mislaid or erroneously delivered while in the custody of the System.

         The Fund can have dial-up access to its own custodian account in the Bank's computerized accounting system (the "ASTRA System") in order to: (i) accept or reject executed securities transactions (other than in foreign securities) as submitted for confirmation by brokers and dealers through the Institutional Delivery ("ID") System of Depository Trust Company ("DTC") in which the Bank is a participant; and (ii) issue instructions for the settlement of accepted transactions by the Bank (through the ID System of DTC or otherwise) pursuant to the terms of this Agreement.

         1. The Bank will provide such current instructions and password as may be necessary for the Fund to have dial-up access to its own custody account in the ASTRA System, which instructions and password, including any changed instructions or password, will be delivered personally or by certified mail, return receipt requested, to such officer(s) of the Fund as may, from time to time, be designated in a written instruction given by the Fund in accordance with Article V of this Agreement and signed by the Secretary, Assistant Secretary or Treasurer of the Fund.

         2. The Bank will change such instructions or password as frequently as may reasonably be requested by the Fund for security reasons.

         3. The Bank is obligated and authorized to act and rely upon any instructions received by it through the ASTRA System, as fully as in the case of instructions given pursuant to Article V of this Agreement, regardless of whether such instructions have been authorized by the Fund, provided that such instructions are accompanied by the code password and account identification information furnished, from time to time, by the Bank to the Fund as hereinabove provided. Any such instructions received by the Bank through the ASTRA System will be considered "Instructions" for all purposes under this Agreement, including without limitation the indemnification provisions of Article XII hereof.

         4. Both the Fund and the Bank will keep for at least five years and produce on request, in machine readable form, copies of any instructions sent or received pursuant to the provisions hereof.

                              XVIII. MISCELLANEOUS

         (a) Amendments, etc. This Agreement or any part hereof may be changed or waived only by an instrument in writing signed by the party against which enforcement of such change or waiver is sought. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall be disregarded in connection with any interpretation of all or any part of this Agreement.

         (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof, provided that the parties hereto may embody in one or more separate documents their agreement, if any, with respect to delegated and/or oral Instructions.

         (c) Successors and assigns; assignment. All terms of this Agreement shall be binding upon the respective successors and assigns of the parties hereto, the Fund's management company (if any) and the Fund's shareholders and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, provided that this Agreement shall not be assignable in whole or in part by either party hereto without the written consent of the other party hereto.

         (d) Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same Agreement.

         (e) Disclaimer of Shareholder Liability. The Bank understands that the obligations of the Fund under this Agreement are not binding upon any trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Bank represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder liability for acts or obligations of the Fund.

         (f) Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the hands of their signatories thereunto duly authorized on the 5th day of July, 1996.

                                      CITIBANK, N.A.



                                       By:/s/ Gene Fauquier

                                       Gene Fauquier, Vice President   6/14/96
                                       (Name and Title)


                                       ROCHESTER FUND MUNICIPALS



                                            By:/s/ Andrew J. Donohue
                                            Andrew J. Donohue, Secretary
                                            (Name and Title)